UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 4, 2005

                             PINNACLE AIRLINES CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                  001-31898              03-0376558
             --------                  ---------              ----------
         (State or other              (Commission            (IRS Employer
   jurisdiction of incorporation)     File Number)       Identification Number)


    1689 NONCONNAH BLVD, SUITE 111, MEMPHIS, TN                38132
    -----------------------------------------------------------------
     (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (901) 348-4100
                                                           --------------

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS.

     On January 4, 2005, Jonathan G. Young resigned as Vice President of Flight Operations of Pinnacle Airlines Corp. (the "Company") in order to pursue other business opportunities. The Company has entered into a Separation Agreement with Mr. Young under which the Company will pay Mr. Young's accrued base salary, bonus and deferred vacation time, severance of $168,563.20 payable in twenty six installments, and $54,200 for the value of restricted stock previously awarded to Mr. Young. The Agreement also contains various covenants Mr. Young has entered into for the benefit of the Company. The company does not consider the payment amounts to be material.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     Furnished as Exhibit 99.1 is a copy of the Separation Agreement entered into between the Company and Mr. Young.














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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PINNACLE AIRLINES CORP



Dated:  January 6, 2005                 /s/ Philip H. Trenary
                                        -----------------------------
                                        Philip H. Trenary
                                        President and Chief Executive Officer









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